Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees of
Federated Institutional Trust:

In planning and performing
 our audit of the financial
 statements of Federated
Institutional
High Yield Bond Fund
 (one of the portfolios
 constituting Federated
Institutional Trust)
(the "Fund") as of and
 for the year ended
October 31, 2009, in
accordance with the
standards of the Public
 Company Accounting
Oversight Board (United States),
we
considered the Funds'
internal control over
financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose
of expressing our opinion
on the financial statements
 and to comply with the
requirements of Form N-SAR,
 but not for the purpose of
 expressing an opinion on the
effectiveness of the Funds'
internal control over
 financial reporting.
Accordingly, we
express no such opinion.

The management of the Funds
is responsible for
establishing and maintaining
 effective
internal control over
financial reporting.
In fulfilling this
responsibility, estimates
 and
judgments by management
are required to assess
the expected benefits and
related costs
of controls. A company's
 internal control over
 financial reporting is
a process designed to
provide reasonable
assurance regarding the
reliability of financial
 reporting and the
preparation of financial
 statements for external
 purposes in accordance
with generally
accepted accounting principles.
  A company's internal
control over financial
reporting
includes those policies
and procedures that (1)
pertain to the maintenance
 of records that,
in reasonable detail,
 accurately and fairly
reflect the transactions
 and dispositions of the
assets of the company;
(2) provide reasonable
assurance that transactions
 are recorded as
necessary to permit
preparation of financial
statements in accordance
with generally
accepted accounting
principles, and that
 receipts and expenditures
 of the company are
being made only in
accordance with authorizations
 of management and directors
of the
company; and (3) provide
 reasonable assurance
 regarding prevention or
 timely detection
of unauthorized acquisition,
 use or disposition of a
 company's assets that
 could have a
material effect on the
financial statements.

Because of its inherent
 limitations, internal
 control over financial
reporting may not
prevent or detect
misstatements. Also,
projections of any
evaluation of effectiveness
 to
future periods are subject
 to the risk that controls
may become inadequate
because of
changes in conditions, or
 that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or
operation of a control
does not allow management
 or employees, in the
 normal course of
performing their assigned
 functions, to prevent
 or detect misstatements
on a timely basis.
A material weakness is
 a deficiency, or a
 combination of deficiencies,
 in internal control
over financial reporting,
 such that there is a
reasonable possibility
that a material
misstatement of the
 company's annual or
interim financial statements
will not be
prevented or detected on
 a timely basis.

Our consideration of the
Funds' internal control
 over financial reporting
 was for the
limited purpose described
in the first paragraph
 and would not necessarily
disclose all
deficiencies in internal
control that might be
significant deficiencies
or material
weaknesses under standards
 established by the Public
Company Accounting Oversight
Board (United States).

However, we noted no
deficiencies in the Fund's
internal control over
financial reporting
and its operation,
 including controls
over safeguarding
 securities that we
consider to be a
material weakness as
 defined above as of
 October 31, 2009.



This report is intended
 solely for the information
 and use of management
and the Board
of Trustees of Federated
Institutional Trust and
 the Securities and
Exchange Commission
and is not intended
to be and should not
be used by anyone other
 than these specified
parties.


ERNST & YOUNG LLP

Boston, Massachusetts
December 24, 2009